UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 24, 2021

PORTSMOUTH SQUARE, INC.

(Exact name of registrant as specified in its charter)

California	0-4057	94-1674111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1516 S. Bundy Drive, Suite 200, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2021, the Company’s President, John V. Winfield resigned effective immediately and the Company’s Board of Directors had elected David C. Gonzalez as the Company’s new President, effective as of May 24, 2021.

Mr. Gonzalez, age 53, was appointed Vice President Real Estate of The InterGroup Corporation (“InterGroup”, NASDAQ: INTG), Portsmouth’s parent company, on January 31, 2001. Since 1989, Mr. Gonzalez has served in numerous capacities with InterGroup, including Controller and Director of Real Estate. Mr. Gonzalez was appointed advisor of the Executive Strategic Real Estate and Securities Investment Committee of InterGroup and Portsmouth in February 2020.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Fiscal 2020 Annual Meeting of the Shareholders of Portsmouth Square, Inc. (the “Company”) was held on May 24, 2021 at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, California. At that meeting, all of management’s nominees: John V. Winfield, Jerold R. Babin, John C. Love, William J. Nance and Steve Grunwald were elected as Directors of the Company to serve until the next Annual Meeting. At the Annual Meeting, the shareholders also voted in favor of the ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

The final tabulation of the votes follows:

Proposal (1) – Election of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes

John V. Winfield	608,216	2,057	557	31,902
Jerold R. Babin	608,223	2,407	200	31,902
John C. Love	608,223	2,407	200	31,902
William J. Nance	608,390	2,207	233	31,902
Steve Grunwald	608,686	1,944	200	31,902

Proposal (2) – Ratification of the Appointment of Moss Adams LLP as The Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2021:

Votes For	Against	Abstain	Broker Non-Votes

642,133	124	475	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTSMOUTH SQUARE, INC.

Dated: May 25, 2021	By:	/s/ Danfeng Xu
Treasurer and Controller

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